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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.
                                30142 WIXOM ROAD
                             WIXOM, MICHIGAN 48393

                             ---------------------

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Rockwell Medical Technologies, Inc. (the "Company"), on Thursday, May 26, 2005 at 4:00 p.m. at the Wixom Community Center, 49015 Pontiac Trail, Wixom, Michigan. Your Board of Directors and management look forward to greeting personally those shareholders who are able to attend.

     The meeting principally concerns two matters of particular interest to the shareholders: the election of one Director for a three-year term expiring in 2008 and a proposal to amend the Company's 1997 Stock Option Plan to increase the number of Common Shares with respect to which stock options may be granted under the 1997 Stock Option Plan from 3,900,000 to 4,500,000 Common Shares in the aggregate.

     Your Board of Directors supports these proposals and believes that they are in the best interests of the Company and of the shareholders, and your Board of Directors recommends a vote "FOR" each such proposal. The accompanying Proxy Statement contains additional information and should be reviewed carefully by shareholders. A copy of the Company's Annual Report for 2004 is also enclosed.

     It is important that your shares be represented and voted at the meeting, whether or not you plan to attend. Please sign, date and mail the enclosed proxy card at your earliest convenience.

     Your continued interest and participation in the affairs of the Company are greatly appreciated.

                                           Sincerely,

                                           /s/ ROBERT L. CHIOINI

                                           Robert L. Chioini
                                           Chairman
Wixom, Michigan
April 18, 2005

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.

                             ---------------------

                 NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 26, 2005

                             ---------------------

To the Shareholders of Rockwell Medical Technologies, Inc.:

     Notice is hereby given that the 2005 Annual Meeting of Shareholders of Rockwell Medical Technologies, Inc. (the "Company") will be held at the Wixom Community Center, 49015 Pontiac Trail, Wixom, Michigan, on May 26, 2005, at 4:00 p.m., to consider and take action upon the following matters:

          (1) the election of one Director for a term expiring in 2008;

          (2) a proposal to amend the Company's 1997 Stock Option Plan to increase the number of Common Shares with respect to which stock options may be granted under the 1997 Stock Option Plan from 3,900,000 Common Shares to 4,500,000 Common Shares in the aggregate; and

          (3) the transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record on April 7, 2005, will be entitled to notice of, and to vote at, the meeting or any adjournment of the meeting.

     All shareholders are cordially invited to attend the meeting. Whether or not you intend to be present, please complete, date, sign and return the enclosed proxy card in the stamped and addressed envelope enclosed for your convenience. Shareholders can help the Company avoid unnecessary expense and delay by promptly returning the enclosed proxy card. The business of the meeting to be acted upon by the shareholders cannot be transacted unless a majority of the outstanding Common Shares of the Company is represented at the meeting.

     A copy of the Annual Report of the Company for the fiscal year ended December 31, 2004 accompanies this Notice.

                                          By Order of the Board of Directors

                                          /s/ THOMAS E. KLEMA

                                          THOMAS E. KLEMA
                                          Secretary

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.
                                30142 WIXOM ROAD
                             WIXOM, MICHIGAN 48393

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 26, 2005

                             ---------------------

                                  INTRODUCTION

GENERAL

     The Annual Meeting of Shareholders (the "Annual Meeting") of Rockwell Medical Technologies, Inc. (the "Company") will be held at the Wixom Community Center, 49015 Pontiac Trail, Wixom, Michigan on Thursday, May 26, 2005, at 4:00 p.m., Eastern Daylight Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. We expect that this proxy statement and accompanying proxy will be first sent or given to shareholders on or about April 21, 2005.

     It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy and return it to us. The proxy is solicited by our Board of Directors. Common Shares represented by valid proxies in the enclosed form will be voted if received in time for the Annual Meeting. The expenses incurred in connection with the solicitation of proxies will be borne by us and may include requests by mail and personal contact by our Directors, officers and employees. We will reimburse brokers or other nominees for their out-of-pocket expenses in forwarding proxy materials to principals.

VOTING SECURITIES AND PRINCIPAL HOLDERS

  VOTING RIGHTS AND OUTSTANDING SHARES

     Only shareholders of record at the close of business on April 7, 2005 (the "Record Date"), will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of the close of business on the Record Date, we had 8,596,531 outstanding Common Shares, no par value ("Common Shares"), the only class of stock outstanding and entitled to vote.

     Each Common Share is entitled to one vote on each matter submitted for a vote at the Annual Meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding Common Shares entitled to vote, or 4,298,266 Common Shares, is necessary to constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof.

  REVOCABILITY OF PROXIES

     A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice of such revocation to our Secretary or by executing and delivering to the Secretary a later dated proxy. Attendance at the Annual Meeting by a shareholder has given a proxy will not have the effect of revoking it unless such shareholder gives such written notice of revocation to the Company's Secretary before the proxy is voted. Any written notice revoking a proxy, and any later dated proxy, should be sent to Rockwell Medical Technologies, Inc., 30142 Wixom Road, Wixom, Michigan 48393, Attention: Thomas
E. Klema, Secretary.

     Valid proxies in the enclosed form which are returned in time for the Annual Meeting and executed and dated in accordance with the instructions on the proxy will be voted as specified in the proxy. If no specification is made, the proxies will be voted FOR the election as a director of the nominee listed below, and FOR the proposed amendment to our 1997 Stock Option Plan described below.

  PRINCIPAL HOLDERS OF THE COMPANY'S VOTING SECURITIES

     The following table sets forth information with respect to persons known to us to be the beneficial owners of more than five percent of the outstanding Common Shares:

                                                                        PERCENT OF OUTSTANDING
NAME AND ADDRESS                                 AMOUNT AND NATURE OF       COMMON SHARES
OF BENEFICIAL OWNER                              BENEFICIAL OWNERSHIP          OWNED(A)
-------------------                              --------------------   ----------------------
Robert L. Chioini..............................      1,565,516(b)              18.2(b)
30142 Wixom Road
Wixom, Michigan 48393

Revocable Trust of Robert S. Brown.............        713,254(c)               8.3(c)
4565 Chamberlain Drive
East China, Michigan 48054

Patricia Xirinachs.............................        630,000(d)               7.3(d)
1325 Franklin Ave., Suite 250
Garden City, New York 11530

Thomas E. Klema................................        480,504(e)               5.6(e)
30142 Wixom Road
Wixom, Michigan 48393

Perkins Capital Management.....................        445,500(f)               5.2(f)
730 East Lake Street
Wayzata, Minnesota 55391-1769

---------------

(a)  Based on 8,596,531 Common Shares outstanding as of the Record Date.

(b) Includes 961,000 Common Shares that Mr. Chioini has the right to acquire within 60 days of the Record Date pursuant to our 1997 Stock Option Plan.

(c) This information is based upon conversations with the trustee of the Revocable Trust of Robert S. Brown and includes 702,958 Common Shares beneficially owned by Robert S. Brown and 10,296 Common Shares that Mr. Brown has the right to acquire pursuant to the exercise of Common Share Purchase Warrants.

(d) Includes 20,000 Common Shares that Mrs. Xirinachs' husband, Michael J. Xirinachs, has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan and 5,000 Common Shares which he owns. This information is based on conversations between us and Michael J. Xirinachs and information provided by our transfer agent.

(e) Includes 406,000 Common Shares that Mr. Klema has the right to acquire within 60 days of the Record Date pursuant to our 1997 Stock Option Plan.

(f) Based on Schedule 13F filing as of December 31, 2004, and includes 20,500 Common Shares that Perkins Capital Management has the right to acquire within 60 days of the Record Date pursuant to the exercise of Common Share purchase warrants.

                            I.  ELECTION OF DIRECTOR

     At the Annual Meeting, one Director comprising the Class II Director is to be elected for a three-year term expiring in 2008. It is intended that votes will be cast pursuant to proxies received from our shareholders FOR the nominee listed hereinafter, who is presently one of our Directors, unless contrary instructions are received.

     If for any reason the nominee becomes unavailable for election, the proxies solicited will be voted for such nominee as is selected by management. Management has no reason to believe that the nominee is not available or will not serve if elected. The election of such Director will be decided by a plurality of the Common Shares present and entitled to vote at the Annual Meeting.

     The following table sets forth as of the Record Date, the name, age, position with us, principal occupation, term of service and beneficial ownership of Common Shares with respect to the nominee for election as a Director, with respect to each Director whose term of office as a Director will continue after this Annual Meeting, and with respect to each of our executive officers named in the Summary Compensation Table below.

                                                                         COMMON SHARES        PERCENTAGE OF
                                                                        OF THE COMPANY     OUTSTANDING COMMON
                                       POSITIONS AND OFFICES WITH THE    BENEFICIALLY     SHARES OF THE COMPANY     TERM AS
NAME AND YEAR                                COMPANY AND OTHER          OWNED AS OF THE      OWNED AS OF THE      DIRECTOR TO
FIRST BECAME A DIRECTOR          AGE       PRINCIPAL OCCUPATIONS        RECORD DATE(A)       RECORD DATE(B)         EXPIRE
-----------------------          ---   ------------------------------   ---------------   ---------------------   -----------
                                              NOMINEE FOR ELECTION AS DIRECTOR

Kenneth L. Holt (2000).........  52    Director and Co-owner of            122,500(c)              1.4%              2008
                                       Charleston Renal Care, LLC

                                               DIRECTORS CONTINUING IN OFFICE

Robert L. Chioini (1996).......  40    Director, President and Chief     1,565,516(d)             18.2%              2006
                                       Executive Officer of the
                                       Company

Ronald D. Boyd (2000)..........  42    Director and Executive Vice         122,500(e)              1.4%              2007
                                       President Classic Medical,
                                       Inc.

                                                  OTHER EXECUTIVE OFFICERS

Thomas E. Klema................  51    Vice President, Chief               480,504(f)              5.6%
                                       Financial Officer, Treasurer
                                       and Secretary

All directors and all executive officers as a group (4 persons)......    2,291,020(g)             26.7%(g)

---------------

(a) All Directors and executive officers named herein have sole voting power and sole investment power with respect to Common Shares beneficially owned, except as otherwise noted below.

(b)  Based on 8,596,531 Common Shares outstanding as of the Record Date.

(c) Includes 122,500 Common Shares that Mr. Holt has the right to acquire within 60 days of the Record Date pursuant to our 1997 Stock Option Plan.

(d) Includes 961,000 Common Shares that Mr. Chioini has the right to acquire within 60 days of the Record Date pursuant to our 1997 Stock Option Plan.

(e) Includes 122,500 Common Shares that Mr. Boyd has the right to acquire within 60 days of the Record Date pursuant to our 1997 Stock Option Plan.

(f) Includes 406,000 Common Shares that Mr. Klema has the right to acquire within 60 days of the Record Date pursuant to our 1997 Stock Option Plan. Mr. Klema has been our Chief Financial Officer since 1999.

(g)  Includes the Common Shares described in notes (c) through (f) above.

OTHER INFORMATION RELATING TO DIRECTORS

     Robert L. Chioini is a founder of the Company, has served as our Chairman of the Board since March 2000, has served as our President and Chief Executive Officer since February 1997 and has been one of our Directors since our formation in October 1996. From January 1996 to February 1997, Mr. Chioini served as Director of Operations of Rockwell Medical Supplies, L.L.C., a company which manufactured hemodialysis concentrates and distributed such concentrates and other hemodialysis products. From January 1995 to January 1996, Mr. Chioini served as President of Rockwell Medical, Inc., a company which manufactured hemodialysis kits and distributed such kits and other hemodialysis products. From 1993 to 1995, Mr. Chioini served as a Regional Sales Manager at Dial Medical of Florida, Inc., currently Gambro Healthcare, Inc. (Gambro Healthcare, Inc. is currently the second largest integrated dialysis provider, manufacturer and distributor of renal care products in the United States).

     Kenneth L. Holt was elected as one of our Directors on March 14, 2000. He is a founder and co-owner of Charleston Renal Care, LLC, a kidney disease management company specializing in the treatment of end-stage renal disease. He was a founder and co-owner of Savannah Dialysis Specialists, LLC, a disease management company specializing in the treatment of end-stage renal disease, and served as the Managing Partner from October 1999 until its sale to Davita, Inc. in 2004. From 1996 to October 1999, Mr. Holt served as Vice President for Gambro Healthcare, Inc., in its Carolinas Region, and held the same position at Vivra Renal Care, Inc., its predecessor company, which was acquired in 1997 by Gambro Healthcare, Inc. From 1986 to 1996, Mr. Holt was also the co-owner and Managing Partner in five dialysis clinics that he founded, which serviced approximately 350 dialysis patients.

     Ronald D. Boyd was elected as one of our Directors on March 14, 2000. He is a founder and co-owner of Classic Medical, Inc., a dialysis and medical products company, and has served as the Executive Vice President of Classic Medical, Inc. since its inception in November 1993. From May 1993 to November 1993, Mr. Boyd served as a consultant for Dial Medical of Florida, Inc., a manufacturer and distributor of dialysis products. From 1990 to 1993, Mr. Boyd served as a Regional Sales Manager for Future Tech, Inc., a dialysis products distributor.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the year ended December 31, 2004, the Board of Directors held four meetings and took action by written consent in lieu of a meeting once. The Board of Directors has determined that each of Messrs. Boyd and Holt are independent as independence is defined by the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented.

  AUDIT COMMITTEE

     We have an Audit Committee which is presently comprised of Messrs. Holt and Boyd. Each member of the Audit Committee is independent as independence for audit committee members is defined in the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented. The Audit Committee:

     - is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us, including responsibility for the resolution of disagreements between management and the auditor regarding financial reporting; each such registered public accounting firm must report directly to the Audit Committee;

     - ensures that before the independent accountant is engaged by us to render audit or non-audit services, the engagement is approved by the Audit Committee or the engagement to render the service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee; this pre-approval authority may be delegated to one or more members of the Audit Committee;

     - takes, or recommends that the full Board takes, appropriate action to oversee the independence of our independent accountants;

     - oversees our independent accountants' relationship by discussing with the independent accountants the nature, scope and rigor of the audit process, receiving and reviewing audit and other reports from the independent accountants and providing our independent accountants with full access to the Audit Committee and the Board to report on any and all appropriate matters;

     - reviews and discusses the audited financial statements and the matters required to be discussed by SAS 61 with management and the independent accountants, including discussions concerning the independent accountants' judgments about the quality of our accounting principles, applications and practices as applied in our financial reporting;

     - recommends to the Board whether the audited financial statements should be included in our Annual Report on Form 10-KSB;

     - reviews with management and the independent accountants the quarterly financial information before we file our Form 10-QSBs;

     - discusses with management and the independent accountants the quality and adequacy of our internal controls;

     - establishes procedures for (1) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters, and (2) confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

     - reviews related party transactions required to be disclosed in our proxy statement for potential conflict of interest situations and approves all such transactions;

     - discusses with management the status of pending litigation as it pertains to the financial statements and disclosure and other areas of oversight as the Audit Committee deems appropriate; and

     - reports committee activities to the full Board.

     During the fiscal year ended December 31, 2004, the Audit Committee held three meetings and had informal discussions in lieu of additional meetings. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is posted on our website at www.rockwellmed.com.

  AUDIT COMMITTEE FINANCIAL EXPERT

     The Board of Directors has determined that we do not have an audit committee financial expert, as defined by the Securities and Exchange Commission, serving on our Audit Committee. While it might be possible to recruit a person who meets these qualifications, the Board has determined that in order to fulfill all the functions of our Board and our Audit Committee, each member of our Board and our Audit Committee should meet all the criteria that have been established by our Board for Board membership, and it is not in the best interests of our Company to nominate as a director someone who does not have all the experience, attributes and qualifications we seek. Our Audit Committee consists of two non-employee directors, each of whom has been selected for the Audit Committee by the Board based on the Board's determination that they are fully qualified to monitor the performance of management, the public disclosures by the Company of its financial condition and performance, our internal accounting operations and our independent auditors. In addition, the Audit Committee has the ability on its own to retain independent accountants or other consultants whenever it deems appropriate. Nevertheless, in order to meet NASDAQ listing requirements, we are in the process of attempting to recruit a person who meets the SEC definition of an audit committee financial expert.

  AUDIT COMMITTEE REPORT

     Our Audit Committee has:

     - Reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2004 with management;

     - Discussed with our independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU
       380), as it has been modified or supplemented;

     - Received the written disclosures and the letter from our independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as it has been modified or supplemented; and

     - Discussed with our independent accountants the independent accountants' independence.

     Based on the review and discussions described above, the Audit Committee recommended to our Board of Directors that the audited financial statements for the fiscal year ended December 31, 2004 be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

     Management is responsible for our financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for auditing those financial statements. The Committee's responsibility is to monitor and review these processes. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The Audit Committee members are not our employees and they may not be, and may not represent themselves to be or to serve as, accountants or auditors by profession or experts in the field of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent accountants included in their report on our financial statements. The Audit Committee's oversight does not provide them with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent accountants do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards or that our independent accountants are in fact "independent."

                                          By the Audit Committee

                                          Ronald D. Boyd
                                          Kenneth L. Holt

  COMPENSATION COMMITTEE

     Our Board of Directors does not have a standing Compensation Committee.

  NOMINATING COMMITTEE

     Our Board of Directors does not have a standing Nominating Committee or a Nominating Committee Charter. The Board of Directors believes it is appropriate not to have a standing nominating committee because we are a small business with little turnover in our Board of Directors. We believe it provides more oversight to have the entire Board of Directors perform the functions of a nominating committee. The Board of Directors, a majority of the members of which are independent as independence is defined in the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented, perform the function of a nominating committee. The entire Board of Directors identifies the individuals to become board members, but the approval of both of our independent directors is necessary to nominate directors to be presented for shareholder approval at the annual meeting of shareholders or to fill any vacancies. The Board of Directors has selected Kenneth L. Holt for re-election as a director at this meeting.

     The Board of Directors' policy is to consider any director candidates recommended by shareholders. Such recommendations must be made pursuant to timely notice in writing to our Secretary, at Rockwell Medical Technologies, Inc., 30142 Wixom Road, Wixom, Michigan 48393. To be timely, the notice must be received at our offices at least 120 days before the anniversary of the mailing of our proxy statement relating to the previous annual meeting of shareholders. The notice must set forth:

     With respect to the director candidate,

     - The candidate's name, age, business address and residence address,

     - The candidate's principal occupation or employment,

     - The number of our Common Shares beneficially owned by the candidate,

     - Information with respect to the candidate's independence, as defined under Nasdaq's listing standards for independent directors in general and with respect to Audit Committee members,

     - Information with respect to other boards on which the candidate serves,

     - Information with respect to direct or indirect transactions, relationships, arrangements and understandings between the candidate and us and between the candidate and the shareholder giving the notice, and

     - Any other information relating to the candidate that we would be required to disclose in our proxy statement if we were to solicit proxies for the election of the candidate as one of its directors or that is otherwise required under Securities and Exchange Commission rules, including the candidate's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and

     With respect to the shareholder giving the notice,

     - The name and address of the shareholder as they appear on our stock transfer records, and

     - The number of our Common Shares beneficially owned by the shareholder (and the period they have been held).

     The Board of Directors has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The Board of Directors uses a subjective process for identifying and evaluating nominees for director, based on the information available to, and the subjective judgments of, the members of the Board of Directors and our then current needs, although the Board does not believe there would be any difference in the manner in which it evaluates nominees based on whether the nominee is recommended by a shareholder. Historically, nominees have been existing directors or business associates of our Directors or officers.

CODE OF BUSINESS CONDUCT AND ETHICS

     Our Board of Directors adopted a Code of Business Conduct and Ethics on April 15, 2004, that applies to all of our employees, officers and Directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:

     - Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships,

     - Full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commission and in other public communications we make,

     - Compliance with applicable governmental laws, rules and regulations,

     - The prompt internal reporting of violations of the Code of Business Conduct and Ethics to the appropriate person or persons, and

     - Accountability for adherence to the Code of Business Conduct and Ethics.

     Our Code of Business Conduct and Ethics is posted on our website at www.rockwellmed.com. We will provide to any person without charge, upon request, a copy of our Code of Business Conduct and Ethics. Requests for a copy should be made to our Secretary at Rockwell Medical Technologies, Inc., 30142 Wixom Road, Wixom, Michigan 48393. We intend to satisfy the disclosure requirement under
Item 5.05 of Form 8-K regarding any amendments to, or a waiver from, a provision of the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in Securities and Exchange Commission, Regulation S-B, Item 406(b) by posting such information on our website at www.rockwellmed.com within four business days following the date of the amendment or waiver.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     The Board of Directors has a process for shareholders to send communications to our Board of Directors or Audit Committee, including complaints regarding accounting, internal accounting controls or auditing matters. Communications can be sent to our Board of Directors, our Audit Committee or specific Directors either by regular mail to the attention of our Board of Directors, our Audit Committee or specific Directors, at our principal executive offices at 30142 Wixom Road, Wixom, Michigan 48393. All of these communications will be initially reviewed by our Secretary (1) to filter out communications that the Secretary deems are not appropriate for the Directors, such as communications offering to buy or sell products or services, and (2) to sort and relay the remainder (unedited) to the appropriate Directors.

     We encourage all of our Directors to attend the annual meeting of shareholders, if possible. One of our continuing Directors attended the 2004 annual meeting of shareholders.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

  SUMMARY COMPENSATION TABLE

     The following table sets forth, for the years ended December 31, 2002, 2003 and 2004, the compensation awarded to, earned by or paid to Mr. Robert L. Chioini, the Company's Chief Executive Officer, and Thomas E. Klema, our only other executive officer whose total annual salary and bonus exceeded $100,000 for the year ended December 31, 2004. During the years ended December 31, 2002, 2003 and 2004, no other officers earned in excess of $100,000 in total annual salary and bonus.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                                                                        AWARDS
                                                       ANNUAL COMPENSATION           ------------
                                               -----------------------------------    SECURITIES
                                                                      OTHER ANNUAL    UNDERLYING
NAME AND PRINCIPAL POSITION             YEAR    SALARY      BONUS     COMPENSATION    OPTIONS(#)
---------------------------             ----   --------     -----     ------------   ------------
Robert L. Chioini.....................  2004   $275,000(1)   -0-       $19,416(2)      500,000
  President and Chief                   2003   $275,000(1)   -0-       $18,988(2)      325,000
  Executive Officer                     2002   $275,000(1)   -0-       $16,194(2)      173,000

Thomas E. Klema.......................  2004   $156,600      -0-       $10,788(2)      200,000
  Vice President and                    2003   $156,600      -0-       $11,388(2)      175,000
  Chief Financial Officer               2002   $156,600      -0-       $ 9,416(2)      113,000

---------------

(1) On March 20, 2000, we entered into a three year employment agreement with Mr. Chioini pursuant to which Mr. Chioini was paid an annual salary of $275,000. The employment agreement expired on March 20, 2003. The employment agreement called for salary increases of $25,000 in each succeeding year of the agreement. However, these increases were not put into effect.

(2) Other annual compensation includes executive perquisites for health, life and dental insurance and our car allowance program.

  OPTION GRANTS AND RELATED INFORMATION

     The following table sets forth information concerning stock option grants during the fiscal year ended December 31, 2004 by the executive officers named in the Summary Compensation Table above.

                       OPTION GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                                            % OF TOTAL OPTIONS
                                     NUMBER OF SECURITIES       GRANTED TO       EXERCISE OR
                                      UNDERLYING OPTIONS       EMPLOYEES IN      BASE PRICE    EXPIRATION
NAME                                     GRANTED (#)           FISCAL YEAR        ($/SHARE)       DATE
----                                 --------------------   ------------------   -----------   ----------
Robert L. Chioini..................        165,000(1)             20.9%             4.05        1/13/2014
                                           335,000(2)             42.5%             2.79       12/22/2014

Thomas E. Klema....................         85,000(1)             10.8%             4.05        1/13/2014
                                           115,000(2)             14.6%             2.79       12/22/2014

---------------

(1) These options were granted on January 13, 2004. 25% of the options granted were immediately exercisable and the balance of the options become exercisable at the rate of 25% of the total grant per year on each of the next three anniversaries of the date of grant.

(2) These options were granted on December 22, 2004. 25% of the options granted were immediately exercisable and the balance of the options become exercisable at the rate of 25% of the total grant per year on each of the next three anniversaries of the date of grant.

  AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

     The following table sets forth information concerning exercises of stock options during the fiscal year ended December 31, 2004 by the executive officers named in the Summary Compensation Table above and the value of unexercised options held by such persons as of December 31, 2004.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                           SHARES                       UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                        ACQUIRED ON        VALUE      OPTIONS AT FISCAL YEAR END           FISCAL YEAR END
NAME                    EXERCISE(#)     REALIZED($)   (EXERCISABLE/UNEXERCISABLE)   (EXERCISABLE/UNEXERCISABLE)($)
----                   --------------   -----------   ---------------------------   ------------------------------
Robert L. Chioini....       -0-              0              919,750/573,250               1,272,295/385,525

Thomas E. Klema......       -0-              0              384,750/258,250                 609,995/186,625

  COMPENSATION OF DIRECTORS

     In July 1997, our Board of Directors and shareholders adopted the Rockwell Medical Technologies, Inc. 1997 Stock Option Plan (the "1997 Stock Option Plan"). The 1997 Stock Option Plan permits the Board of Directors, among other things, to grant options to purchase Common Shares to our Directors, including our Directors who are not our officers or employees (collectively, "Outside Directors"). Upon the election of any new member to the Board of Directors who is an Outside Director or at any other time that the Board deems reasonable, in the Board's discretion, may grant to such member an option to purchase 5,000 Common Shares or such other amounts as are reasonable, in the Board's discretion, at a per share exercise price equal to the fair market value of a Common Share at the date of grant. On each date on which an annual meeting of our shareholders is held, provided that a sufficient number of Common Shares remain available under the 1997 Stock Option Plan, the Board of Directors, in its discretion, may grant to each Outside Director who is then serving on the Board of Directors an option to purchase Common Shares. The exercise price of such options will be the fair market value of the Common Shares on the date of grant. The options granted to the Outside Directors will generally become fully exercisable on the first anniversary of the date of grant. Such options will expire ten years after the date of grant. If an Outside Director becomes our officer or employee and continues to serve as a member of the Board of Directors, options granted under the 1997 Stock Option Plan will remain exercisable in full. On January 13, 2004, options to purchase 10,000 Common Shares were granted to each Outside Director at an exercise price of $4.05. On December 22, 2004, options to purchase 25,000 Common Shares were granted to each Outside Director at an exercise price of $2.79.

                   II.  PROPOSAL TO APPROVE AMENDMENT TO THE
                      ROCKWELL MEDICAL TECHNOLOGIES, INC.
                             1997 STOCK OPTION PLAN

GENERAL

     We seek to amend the 1997 Stock Option Plan to increase the number of shares subject to the 1997 Stock Option Plan. You are being asked to consider and approve an amendment to the 1997 Stock Option Plan to increase the number of Common Shares reserved for issuance upon the exercise of options granted under the 1997 Stock Option Plan by 600,000. Pursuant to the 1997 Stock Option Plan, 3,900,000 Common Shares are currently reserved for issuance upon the exercise of options granted or to be granted to participants under the 1997 Stock Option Plan. Our key employees, officers, Directors, consultants and advisors and those of any entity in which we have a direct or indirect ownership interest of 50% or more of the total combined voting power of all classes of outstanding voting equity interests are eligible to participate in the 1997 Stock Option Plan. Our Board of Directors or a committee appointed by our Board of Directors determines which persons eligible to participate in the 1997 Stock Option Plan are actually granted options under the 1997 Stock Option Plan.

     The Board of Directors believes that it is in our best interests and in the best interests of our shareholders to approve the proposed amendment to the 1997 Stock Option Plan to allow us to continue to grant options in accordance with the 1997 Stock Option Plan.

     The purpose of the 1997 Stock Option Plan is to provide our key employees, officers, Directors, consultants and advisors with an increased incentive to make significant and extraordinary contributions to our long-term performance and growth, to join the interests of our key employees, officers, Directors, consultants and advisors with the interests of our shareholders and to help us attract and retain our key employees, officers, Directors, consultants and advisors. The 1997 Stock Option Plan, however, could have an "anti-takeover" effect, particularly with regard to the Committee's (as defined below) ability to accelerate the exercisability of stock options in connection with a change in control.

     Options granted under the 1997 Stock Option Plan may be incentive stock options or nonqualified options. The Board of Directors adopted the 1997 Stock Option Plan on July 15, 1997, amended the 1997 Stock Option Plan on May 10, 1999 to increase the number of shares reserved for issuance under the 1997 Stock Option Plan, amended the 1997 Stock Option Plan on June 4, 2001 to increase the number of shares reserved for issuance under the 1997 Stock Option Plan, amended the 1997 Stock Option Plan on April 1, 2003 to increase the number of shares reserved for issuance under the 1997 Stock Option Plan, amended the 1997 Stock Option Plan on March 31, 2004 to increase the number of shares reserved for issuance under the 1997 Stock Option Plan and to increase the maximum number of shares that may be granted under the 1997 Stock Option Plan to a participant, and approved the currently proposed amendment on March 21, 2005.

     As of April 7, 2005, (1) options to purchase 2,677,717 Common Shares were outstanding under the 1997 Stock Option Plan, (2) options to purchase 778,928 Common Shares granted under the 1997 Stock Option Plan had been exercised, and
(3) 443,355 Common Shares remained available for the grant of options under the 1997 Stock Option Plan. The proposed amendment to the 1997 Stock Option Plan would increase the number of Common Shares reserved for issuance upon the exercise of options granted or to be granted under the 1997 Stock Option Plan by 600,000 Common Shares.

     Our Board of Directors, in its discretion, may grant Outside Directors who continue to serve as our Directors after each annual meeting of shareholders, ten-year options to purchase Common Shares each year on the date of the annual meeting of shareholders, or at a time determined reasonable by the Board of Directors, exercisable at the fair market value of the Common Shares on the date of grant, all under the amended 1997 Stock Option Plan.

     Persons deemed to be our affiliates, i.e., persons who directly or indirectly through one or more intermediaries, control, are controlled by, or are under common control with, us, must resell securities acquired under the 1997 Stock Option Plan pursuant to a registration statement under the Securities Act of 1933 and the related rules and regulations, Rule 144 under the Securities Act or an applicable exemption under the Securities Act.

     We are the issuer of the securities offered pursuant to the 1997 Stock Option Plan. The Common Shares we issue upon exercise of stock options under the 1997 Stock Option Plan may be either our authorized and unissued or reacquired Common Shares. The 1997 Stock Option Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under
Section 401(a) of the Code.

ADMINISTRATION

     The 1997 Stock Option Plan is administered by a committee or entity appointed by our Board of Directors to perform any of the functions and duties of such committee under the 1997 Stock Option Plan and, with respect to administration of the 1997 Stock Option Plan regarding participants who are subject to Section 16(a) and (b) of the Securities Exchange Act of 1934 and the related rules and regulations, that is a committee meeting the standards of Rule 16b-3 under the Exchange Act, or any similar successor rule, or the Board of Directors as a whole. The administrator is referred to in the 1997 Stock Option Plan as the "Committee." Members of the Committee serve at the pleasure of the Board of Directors and may be removed or replaced by the Board of Directors at any time. The Committee currently consists of the Board of Directors as a whole.

     Subject to the provisions of the 1997 Stock Option Plan, the Committee is authorized to interpret the 1997 Stock Option Plan, to make, amend and rescind rules relating to the 1997 Stock Option Plan, and to make all other determinations necessary or advisable for the 1997 Stock Option Plan's administration. The Committee's interpretation of any provision of the 1997 Stock Option Plan is, unless otherwise determined by our Board of Directors, final and conclusive. Subject to the provisions of the 1997 Stock Option Plan, the Committee determines, from those eligible to be participants under the 1997 Stock Option Plan, the persons to be granted stock options, the amount of stock to be optioned to each such person, the time such options shall be granted, the time or times such options shall be exercisable and the terms and conditions of any stock options. Such terms and conditions may, in the Committee's sole discretion include, without limitation, provisions providing for termination of the option, forfeiture of the gain on any option exercises or both if the participant competes with us or otherwise acts contrary to our interests, and provisions imposing restrictions, potential forfeiture or both on shares acquired upon exercise of options granted pursuant to the 1997 Stock Option Plan. The Committee may condition any grant on the potential participant's agreement to such terms and conditions. Under the 1997 Stock Option Plan, in exercising its discretion, there is no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat any key employee, officer, director, consultant or advisor in a manner consistent with the treatment afforded other key employees, officers, directors, consultants or advisors with respect to the 1997 Stock Option Plan or otherwise.

     Subject to the requirements of the Internal Revenue Code with respect to incentive stock options that are intended to remain incentive stock options, when a participant ceases to be one of our employees for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its discretion, in whole or in part, the time or installments with respect to which the stock option shall be exercisable, subject to any restrictions, terms and conditions fixed by the Committee. The Committee may exercise its discretion at the date of the grant of the stock option or after the date of grant.

     In addition to any other rights of indemnification they may have, we will indemnify the members of the Committee in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the 1997 Stock Option Plan or any option granted under the 1997 Stock Option Plan to the full extent provided for under our Articles of Incorporation or bylaws with respect to indemnification of our Directors.

1997 STOCK OPTION PLAN PARTICIPANTS

     The Committee, in its discretion, selects the persons who are eligible to participate in the 1997 Stock Option Plan and determines the grants and awards to those individuals. The only limitation on eligibility under the 1997 Stock Option Plan is that individuals must be one of our key employees, officers, Directors, consultants or advisors, as determined by the Committee in its discretion; provided that incentive stock options may be granted only to our employees, as defined in the Internal Revenue Code, to the extent required by
Section 422 of the Internal Revenue Code.

     Approximately 50 key employees and three Directors are currently eligible to participate in the 1997 Stock Option Plan, of which 50 key employees and all of the Directors have been granted options under the 1997 Stock Option Plan.

     Currently, no participant may be granted stock options to purchase more than 500,000 Common Shares in the aggregate in any fiscal year. In addition, grants and awards are subject to the maximum number of shares remaining available for the grant of stock options under the 1997 Stock Option Plan. There are also limitations on the maximum value of incentive stock options that may become first exercisable by any person in any year. Each option grant under the 1997 Stock Option Plan must be evidenced by a written agreement containing provisions approved by the Committee.

SHARES SUBJECT TO GRANT OR AWARD

     The maximum number of Common Shares reserved for issuance upon the exercise of stock options granted under the 1997 Stock Option Plan is currently 3,900,000 Common Shares and is proposed to be amended to be 4,500,000 Common Shares. These Common Shares may consist in whole or in part of authorized and unissued or reacquired Common Shares. Unless the 1997 Stock Option Plan has terminated, shares covered by the unexercised portion of canceled, expired or otherwise terminated options under the 1997 Stock Option Plan are again available for option and sale.

     The number and type of shares subject to each outstanding stock option, the option price with respect to outstanding stock options, the aggregate number and type of shares remaining available under the 1997 Stock Option Plan, and the maximum number and type of shares that may be granted to any participant in any fiscal year are subject to such adjustment as the Committee, in its discretion, deems appropriate to reflect events such as stock dividends, stock splits, recapitalizations, mergers, statutory share exchanges or reorganizations of or by the Company; provided that no fractional shares may be issued pursuant to the 1997 Stock Option Plan, no rights may be granted under the 1997 Stock Option Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding option.

AMENDMENT OR TERMINATION OF THE 1997 STOCK OPTION PLAN

     Our Board of Directors may terminate or amend the 1997 Stock Option Plan, or amend any stock option agreement under the 1997 Stock Option Plan, at any time; provided that,

     - to the extent required by Section 162(m) of the Internal Revenue Code and related regulations, or any successor rule, but only with respect to amendments or revisions affecting participants whose compensation is subject to Section 162(m) of the Internal Revenue Code, and to the extent required by Section 422 of the Code, or any successor section, but only with respect to incentive stock options, no such amendment or revision may increase the maximum number of shares in the aggregate that are subject to the 1997 Stock Option Plan without our shareholders' approval or ratification, and

     - no such amendment or revision may change the option price or alter or impair any stock option previously granted under the 1997 Stock Option Plan, in a manner adverse to a participant, without the consent of that participant, all except as described above under the caption "Shares Subject to Grant or Award."

     Unless sooner terminated by our Board of Directors, the 1997 Stock Option Plan will terminate on July 15, 2007, which is ten years after its original adoption by our Board of Directors. No stock options may be granted under the 1997 Stock Option Plan after that date. Termination of the 1997 Stock Option Plan will not affect the validity of any option outstanding on the date of termination.

STOCK OPTIONS

  GRANT OF STOCK OPTIONS

     Both incentive stock options and nonqualified options may be granted under the 1997 Stock Option Plan. An incentive stock option is intended to be an incentive stock option and qualifies as incentive stock options under Section 422 of the Internal Revenue Code. Any incentive stock option granted under the 1997 Stock Option Plan must have an exercise price that is not less than 100% of the fair market value of the shares on the date on which the option is granted. For an incentive stock option granted to a participant who owns more than 10% of our total combined voting shares, the exercise price must not be less than 110% of the fair market value of the shares subject to that option on the date the option is granted. A nonqualified option granted under the 1997 Stock Option Plan must have an exercise price that is not less than the par value, if any, of the Common Shares.

     At the time any option granted under the 1997 Stock Option Plan is exercised, the participant must pay the full option price for all shares purchased:

     - in cash, or

     - with the consent of the Committee, in its discretion,

     - by a promissory note, in a form acceptable to the Committee, payable to the order of us,

     - by a cash down payment and a promissory note for the unpaid balance,

     - subject to any conditions established by the Committee, by having us retain from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price,

     - by delivery to us of written notice of the exercise, in such form as the Committee may prescribe, accompanied by irrevocable instructions to a stock broker to promptly deliver to us full payment for the shares with respect to which the option is exercised from the proceeds of the stock broker's sale of the shares or loan against them, or

     - in such other manner as the Committee determines is appropriate, in its discretion.

The aggregate fair market value, determined as of the date the option is granted, of the underlying stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year under all of our plans cannot exceed $100,000.

  TERM OF STOCK OPTIONS

     If not sooner terminated, each stock option granted under the 1997 Stock Option Plan will expire not more than ten years from the date of grant; provided that, with respect to an incentive stock option granted to a participant who, at the time of the grant, owns more than 10% of our total combined voting stock, the option must expire not more than five years after the date of the grant.

  CONTINUATION OF EMPLOYMENT

     Options granted under the 1997 Stock Option Plan may be exercised only while the participant is one of our employees, officers, Directors, consultants or advisors, except as described under the caption "Extraordinary Transactions" and except that the Committee may, in its discretion, permit the exercise of all or any portion of the options granted to a participant:

     - for a period not to exceed three months following such termination with respect to incentive stock options that are intended to remain incentive stock options if such termination is not due to death or permanent disability of the participant,

     - for a period not to exceed one year following termination of employment with respect to incentive stock options that are intended to remain incentive stock options if termination of employment is due to the death or permanent disability of the participant, and

     - for a period not to extend beyond the expiration date with respect to nonqualified options or incentive stock options that are not intended to remain incentive stock options,

all subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises its discretion.

     In no event, however, is an option exercisable after its expiration date, and, unless the Committee in its discretion determines otherwise pursuant to the 1997 Stock Option Plan, an option may only be exercised after termination of a participant's employment, consultation or other service to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination. The Committee may evidence the exercise of its discretion in any manner it deems appropriate, including by resolution, by a provision in the option, or by an amendment to the option.

     Subject to the requirements of the Internal Revenue Code with respect to incentive stock options that are intended to remain incentive stock options, when a participant ceases to be one of our employees for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its discretion, in whole or in part, the time or installments with respect to which the stock option shall be exercisable, subject to any restrictions, terms and conditions fixed by the Committee. The Committee may exercise its discretion at the date of the grant of the stock option or after the date of grant.

     The Committee may require any participant to agree, as a condition to the grant of an option, to remain in his or her position as one of our employees, officers, Directors, consultants or advisors for a minimum period from the date the stock option is granted that is fixed by the Committee. Nothing in the 1997 Stock Option Plan or in any option granted under the 1997 Stock Option Plan, nor any action taken by the Committee under the 1997 Stock Option Plan gives any participant any right with respect to continuation of employment, consultation or other service with us or interfere in any way with our right to terminate such person's employment, consultation or other service at any time.

  SEQUENTIAL EXERCISE

     We may grant additional stock options to the same participant even if options previously granted to that participant remain unexercised. A participant may exercise any option granted under the 1997 Stock Option Plan, if then exercisable, even if options previously granted to that participant remain unexercised.

  TRANSFERABILITY OF OPTIONS

     Except as otherwise described below, if required by Section 422 of the Internal Revenue Code, but only with respect to incentive stock options, or to the extent determined by the Committee in its discretion, (1) no option granted under the 1997 Stock Option Plan is transferable by the participant other than by will, or by the laws of descent and distribution or, for nonqualified options only (unless permitted by Section 422 of the Internal Revenue Code), pursuant to a qualified domestic relations order as defined in the Internal Revenue Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and (2) each option is exercisable, during the lifetime of the participant, only by the participant.

     The Committee may, in its discretion, grant options on terms that permit the optionee to transfer all or a portion of the options to the following persons, and that permit the following persons to exercise the options transferred to them:

     - the optionee's spouse, children or grandchildren of the optionee, who are referred to in the 1997 Stock Option Plan as "Immediate Family Members,"

     - a trust or trusts for the exclusive benefit of Immediate Family Members,

     - a partnership in which Immediate Family Members are the only partners, or

     - such other persons or entities as determined by the Committee, in its discretion.

Any rights to transfer options are on such terms and conditions as the Committee, in its discretion, may determine; provided that (1) the stock option agreement pursuant to which such options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with these provisions of the 1997 Stock Option Plan, and (2) subsequent transfers of transferred options are prohibited except for transfers the original optionee would be permitted to make (if he or she were still the owner of the option) in accordance with the 1997 Stock Option Plan.

     Following transfer, the options continue to be subject to the same terms and conditions as were applicable immediately before transfer; provided that for some purposes under the 1997 Stock Option Plan (generally relating to exercise of the option) the term "Participant" is deemed to refer to the transferee. The events of termination of employment, described above under the caption "Continuation of Employment," continue to be applied to the original optionee. Following such events of termination of employment of the original optionee, the options are exercisable by the transferee only to the extent, and for the periods, described above under the caption "Continuation of Employment." The original optionee remains subject to withholding taxes and related requirements upon exercise described below under the caption "Federal Income Tax Consequences -- Withholding Payments." We have no obligation to provide any notice to any transferee, including notice of any termination of the option as a result of termination of the original optionee's employment or other service.

  SHAREHOLDER RIGHTS

     No participant in the 1997 Stock Option Plan has any of the rights of our shareholders under any option granted under the 1997 Stock Option Plan until the actual issuance of shares to the participant. Before such issuance no adjustment will be made for dividends, distributions or other rights in respect of such shares, except as described under the caption "Shares Subject to Grant."

EXTRAORDINARY TRANSACTIONS

     Under the 1997 Stock Option Plan, specified consolidations, mergers, transfers of substantially all of our properties and assets, dissolutions, liquidations, reorganizations or reclassifications effected in such a way that holders of Common Shares are entitled to receive stock, securities, cash or other assets with respect to, or in exchange for, their Common Shares, are each referred to as a "Transaction." If we engage in a Transaction, then each participant exercising a 1997 Stock Option Plan stock option after consummation of the Transaction will be entitled to receive (for the same aggregate exercise price) the stock and other securities, cash and assets the participant would have received in the Transaction if he or she had exercised the option in full immediately before consummation of the Transaction.

     In addition, in connection with a Transaction, the Committee, acting in its discretion without the consent of any participant and regardless of any other provision of the 1997 Stock Option Plan, may:

     - permit stock options outstanding under the 1997 Stock Option Plan to be exercised in full for a limited period of time, after which all unexercised stock options and all rights of participants under such options would terminate,

     - permit stock options outstanding under the 1997 Stock Option Plan to be exercised in full for their then remaining terms, or

     - require all stock options outstanding under the 1997 Stock Option Plan to be surrendered to us for cancellation and payment to each participant in cash of the excess of the fair market value of the underlying Common Shares as of the date the Transaction is effective over the exercise price, less any applicable withholding taxes.

The 1997 Stock Option Plan provides, however, that the Committee may not select an alternative for a participant that would result in his or her liability under
Section 16(b) of the Exchange Act, without the participant's consent. If all of the alternatives have such a result, the Committee will take action to put the participant in as close to the same position as he or she would have been in if one of the alternatives described above had been selected, but without resulting in any payment by the participant under Section 16(b) of the Exchange Act. With the consent of each affected participant, the Committee may make such provision with respect to any Transaction as it deems appropriate.

FEDERAL INCOME TAX CONSEQUENCES

     The rules governing the tax treatment of options and shares acquired upon the exercise of options are quite technical. Therefore, the description of federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

  INCENTIVE STOCK OPTIONS

     Incentive stock options granted under the 1997 Stock Option Plan are intended to qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code. If the participant does not dispose of the shares acquired upon exercise of an incentive stock option within one year after the transfer of shares to the participant and within two years from grant of the option, the participant will realize no taxable income as a result of the grant or exercise of such option, and any gain or loss that is subsequently realized upon a sale or other disposition of the shares may be treated as long-term capital gain or loss, as the case may be. Under these circumstances, we will not be entitled to a deduction for federal income tax purposes with respect to either the issuance of the incentive stock options or the transfer of shares upon their exercise.

     If the participant disposes of the shares acquired upon exercise of incentive stock options before the above time periods expire, the participant will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (1) the excess of the market value of the shares on the date of exercise over the option price, or (2) the gain recognized on such disposition. Such amount will ordinarily be deductible by us for federal income tax purposes in the same year, if the amount constitutes reasonable compensation. Moreover, we may be required to satisfy certain federal income tax withholding requirements with respect to such compensation, although deductibility of the compensation will not be conditioned on satisfying withholding requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

  NONQUALIFIED OPTIONS

     A participant who acquires shares by exercise of a nonqualified option generally realizes taxable ordinary income at the time of exercise equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. Such amount ordinarily will be deductible by us in the same year, if the amount constitutes reasonable compensation. Moreover, we will be required to satisfy certain federal income tax withholding requirements with respect to such compensation, although deductibility of the compensation will not be conditioned on satisfying withholding requirements. Subsequent appreciation or decline in the value of the shares will generally be treated as capital gain or loss on the sale or other disposition of the shares.

  CAPITAL GAINS RATES

     If a participant recognizes capital gain upon the sale or other disposition of shares acquired upon exercise of options, the tax rate applicable to such gain will depend on a number of factors, including the date the options are granted, the date the options are exercised, the date the shares are sold or otherwise disposed of, the length of time the participant holds the shares, and the participant's marginal tax bracket. Participants should consult their own tax advisors concerning the short-term and long-term capital gain tax rates, as well as the other tax consequences of participation in the 1997 Stock Option Plan.

  WITHHOLDING PAYMENTS

     If upon the exercise of any nonqualified option or a disqualifying disposition, within the meaning of Section 422 of the Internal Revenue Code, of shares acquired upon exercise of an incentive stock option, we must pay any amount for income tax withholding, in the Committee's discretion, either the participant shall pay such amount to us, or the amount of Common Shares we deliver to the participant will be appropriately reduced, to reimburse us for such payment.

     We have the right to withhold the amount of such taxes from any other sums or property due or to become due from us to the participant on such terms and conditions as the Committee shall prescribe. We may also defer issuance of the stock upon exercise of such option until the participant pays us the amount of any such tax. The Committee may, in its discretion, permit participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Shares delivered or deliverable by us upon exercise of a stock option appropriately reduced, or by electing to tender Common Shares back to us after exercise of a stock option to reimburse us for such income tax withholding, subject to such rules and regulations, if any, as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

  LIMITATION ON COMPENSATION DEDUCTION

     Publicly-held corporations may not deduct compensation paid in a year to some of their executive officers in excess of $1 million. The employees covered by the $1 million annual compensation deduction limitation are the chief executive officer and those employees whose annual compensation is required to be reported to the Securities and Exchange Commission because the employee is one of the company's four highest compensated employees for the taxable year (other than the chief executive officer). Ordinary income attributable to stock options generally is included in an employee's compensation for purposes of the $1 million limitation on deductibility of compensation.

     There is an exception to the $1 million compensation deduction limitation for compensation paid pursuant to a qualified performance-based compensation plan. Compensation attributable to a stock option satisfies the qualified performance-based compensation exception if the following conditions are met:

     - the grant is made by a compensation committee comprised solely of outside directors,

     - the plan under which the options may be granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee,

     - under the terms of the option, the amount of compensation the employee would receive is based solely on an increase in the value of the shares after the date of the grant, for example, the option is granted at an exercise price equal to or greater than fair market value as of the date of the grant, and

     - the individuals eligible to receive grants, the maximum number of shares for which grants may be made to any employee, over a specified period, and the exercise price of the options and other disclosures required by SEC proxy rules are disclosed to shareholders and subsequently approved by them.

     Our grants under the 1997 Stock Option Plan have not historically met all of the foregoing criteria. If the amount of compensation a covered employee may receive under the grant is not based solely on an increase in the value of the shares after the date of the grant (for example, an option is granted with an exercise price that is less than the fair market value of the underlying Common Shares as of the date of the grant), none of the compensation attributable to the grant is qualified performance-based compensation unless the grant is made subject to reaching a performance goal that has been previously established and approved by our shareholders and otherwise qualifies under Section 162(m) of the Internal Revenue Code. We have not established any performance goals for grants under the 1997 Stock Option Plan that meet the requirements of the performance-based compensation standard required by Section 162(m) of the Internal Revenue Code.

ACCOUNTING TREATMENT

     Generally, under current accounting rules applicable to us, neither the grant nor the exercise of an incentive stock option or a nonqualified option under the 1997 Stock Option Plan requires any charge against earnings, if the exercise price of the option is equal to the fair market value of the shares on the date of grant. Footnote disclosure of the value of such options, however, is required. If the exercise price is below the fair market value of the shares on the date of grant, an earnings charge equal to the difference will be required either at the date of grant or possibly over the term of the option. If the optionee is allowed to pay the exercise price of an option with shares held less than six months (or possibly, if such price is paid by our withholding shares issuable upon exercise of the option), we will recognize an earnings charge equal to the difference between the fair market value of the shares issuable upon exercise of the option and the exercise price. In addition, if we make some changes to outstanding options, such as extending their exercisability after termination of employment or making changes described under the caption, "Extraordinary Transactions," a new grant date might occur, resulting in an earnings charge equal to the excess, if any, of the fair market value on the date of the change of the shares issuable upon exercise of the option and the exercise price.

     In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement No. 123R ("SFAS 123R"), a revision to Statement No. 123, "Accounting for Stock-Based Compensation." This standard requires the Company to measure the cost of employee services received in exchange for equity awards, including stock options, based on the grant date fair value of the awards. The cost will be recognized as compensation expense over the vesting period of the awards. The Company is required to adopt SFAS 123R beginning January 1, 2006. The standard provides for a prospective application. Under this method, the Company will begin recognizing compensation cost for equity based compensation for all new or modified grants after the date of adoption. In addition, the Company will recognize the unvested portion of the grant date fair value of awards issued prior to adoption based on the fair values previously calculated for disclosure purposes. At December 31, 2004, the aggregate value of unvested options, as determined using a Black-Scholes option valuation model, was $1,413,000. Upon adoption of SFAS 123R, approximately $750,000 of this amount will be recognized over the remaining vesting period of these options.

OPTION GRANTS UNDER THE PLANS

     Options may be granted under the 1997 Stock Option Plan at the Committee's discretion, subject to shareholder approval of the proposed amendment to the 1997 Stock Option Plan if options are granted in excess of the 3,900,000 Common Shares currently authorized and before such approval. The following table sets forth, as to Robert L. Chioini and Thomas E. Klema, all current executive officers as a group, all current directors who are not executive officers as a group, all employees (including officers) who are not executive officers, as a group, and all other consultants and advisors, as a group, the options granted under the 1997 Stock Option Plan, during the fiscal year ended December 31, 2004 and during the period from January 1, 2005 through April 7, 2005:

                               NEW PLAN BENEFITS

           ROCKWELL MEDICAL TECHNOLOGIES, INC. 1997 STOCK OPTION PLAN

                                                        NUMBER OF COMMON            NUMBER OF COMMON
                                                    SHARES SUBJECT TO OPTIONS   SHARES SUBJECT TO OPTIONS
                                                     GRANTED UNDER THE PLANS     GRANTED UNDER THE PLANS
                                                    IN THE FISCAL YEAR ENDED      FROM JANUARY 1, 2005
NAME AND POSITION                                       DECEMBER 31, 2004           TO APRIL 7, 2005
-----------------                                   -------------------------   -------------------------
Robert L. Chioini, President and
  Chief Executive Officer.........................           500,000                       -0-
Thomas E. Klema, Vice President and
  Chief Financial Officer.........................           200,000                       -0-
All current executive officers as a group (2
  persons)........................................           700,000                       -0-
All current directors who are not executive
  officers as a group (2 persons).................            70,000                       -0-
All employees (including officers) who are not
  executive officers as a group (48 persons)......            88,000                       -0-

     The dollar values of these options cannot be determined because they depend on the market value of the underlying shares on the date of exercise. As of April 7, 2005, the closing sales price of our Common Shares was $3.06. No associate of any director, nominee or executive officer has been granted options under the 1997 Stock Option Plan. In addition, no person excluded from the table above has received five percent or more of the options authorized under the 1997 Stock Option Plan, in the aggregate.

APPROVAL OF THE 1997 STOCK OPTION PLAN AMENDMENT

     Shareholder approval of the proposed amendments to the 1997 Stock Option Plan requires the approval by a majority of the votes cast by the holders of Common Shares at the annual meeting and entitled to vote on the action. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining approval of this proposal, but will be counted in determining the number of Common Shares present or represented by proxy in determining whether a quorum is present. We do not intend to place the proposed amendment to the 1997 Stock Option Plan into effect unless such approval is obtained at the meeting, and such approval is sought, in part, to exempt the granting of options under the 1997 Stock Option Plan from the provisions of
Section 162(m) of the Internal Revenue Code and in order to comply with shareholder approval requirements for securities traded on The Nasdaq SmallCap Market.

     A FULL COPY OF THE 1997 STOCK OPTION PLAN, AS PROPOSED TO BE AMENDED, MARKED TO SHOW THE PROPOSED CHANGE, IS ATTACHED AS APPENDIX A TO THIS PROXY STATEMENT. THE MAJOR FEATURES OF THE 1997 STOCK OPTION PLAN, AS PROPOSED TO BE AMENDED, ARE SUMMARIZED ABOVE, BUT THIS IS ONLY A SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ACTUAL TEXT.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE 1997 STOCK OPTION PLAN, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

EQUITY COMPENSATION PLAN INFORMATION

     The following information is provided as of December 31, 2004 with respect to our compensation plans, including individual compensation arrangements, under which our equity securities are authorized for issuance:

                                                                                                 (C)
                                                                                        NUMBER OF SECURITIES
                                                (A)                     (B)            REMAINING AVAILABLE FOR
                                      NUMBER OF SECURITIES TO    WEIGHTED-AVERAGE       FUTURE ISSUANCE UNDER
                                      BE ISSUED UPON EXERCISE    EXERCISE PRICE OF    EQUITY COMPENSATION PLANS
                                      OF OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS     (EXCLUDING SECURITIES
PLAN CATEGORY                           WARRANTS AND RIGHTS     WARRANTS AND RIGHTS   REFLECTED IN COLUMN (A))
-------------                         -----------------------   -------------------   -------------------------
Equity compensation plans approved
  by security holders...............         2,707,717                 $2.12                   453,355
Equity compensation plans not
  approved by security holders......               -0-                   -0-                       -0-
                                             ---------                 -----                   -------
Total...............................         2,707,717                 $2.12                   453,355

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires our officers and Directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, Directors and greater than ten percent shareholders are required by regulation of the Commission to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, during our fiscal year ended December 31, 2004, all filing requirements under Section 16(a) of the Exchange Act applicable to our officers and directors and persons who own more than ten percent of a registered class of our equity securities were complied with, except that Kenneth L. Holt and Ronald D. Boyd, directors of the Company, each filed one Form 4 late relating to options granted on December 22, 2004.

                              III.  OTHER MATTERS

ANNUAL REPORT

     A copy of the Annual Report to Shareholders for the fiscal year ended December 31, 2004 accompanies this Proxy Statement. We file an Annual Report on Form 10-KSB with the Securities and Exchange Commission. We will provide, without charge, to each person being solicited by this Proxy Statement, upon the written request of any such person, a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 (as filed with the Securities and Exchange Commission, excluding exhibits for which a reasonable charge shall be imposed). If a person requesting the Annual Report was not a shareholder of record on April 7, 2005, the request must contain a good faith representation that the person making the request was a beneficial owner of Common Shares at the close of business on such date. All such requests should be directed to Thomas E. Klema, Chief Financial Officer and Secretary, Rockwell Medical Technologies, Inc., 30142 Wixom Road, Wixom, Michigan 48393.

INDEPENDENT ACCOUNTANTS

     Plante & Moran, PLLC is our independent accountant and has reported on our consolidated financial statements included in our Annual Report which accompanies this proxy statement. Plante & Moran, PLLC has served in this capacity since December 1998. Our independent accountants are appointed by the Audit Committee of the Board of Directors. The Audit Committee has reappointed Plante & Moran, PLLC as independent accountants for the year ending December 31, 2005.

     Representatives of Plante & Moran, PLLC are expected to be present at the Annual Meeting of the Shareholders and will have the opportunity to make a statement at the meeting if they desire to do so. The representatives are also expected to be available to respond to appropriate questions.

     The following table presents aggregate fees billed for each of the years ended December 31, 2004 and 2003 for professional services rendered by Plante & Moran, PLLC in the following categories:

                                                              FISCAL YEAR ENDED
                                                                 DECEMBER 31
                                                              -----------------
                                                               2004      2003
                                                              -------   -------
Audit Fees(1)...............................................  $78,525   $74,700
Audit-Related Fees..........................................  $ 1,215       -0-
Tax Fees(2).................................................  $ 9,880   $15,000
All Other Fees..............................................  $   -0-       -0-

---------------

(1) Consists of fees for the audit of our annual financial statements, review of financial statements included in our Form 10-QSBs and services provided in connection with our Proxy Statement.

(2) Consists of tax return preparation fees.

     Before Plante & Moran, PLLC is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee.

SHAREHOLDER PROPOSALS

     A shareholder proposal which is intended to be presented at our 2006 Annual Meeting of Shareholders must be received by our Secretary at the Company's principal executive office at 30142 Wixom Road, Wixom, Michigan 48393 before December 24, 2005 to be considered for inclusion in the Proxy Statement and Proxy relating to that meeting. Such proposal should be sent by certified mail, return receipt requested.

     We must receive notice of any proposals of shareholders that are intended to be presented at the Company's 2006 Annual Meeting of Shareholders, but that are not intended to be considered for inclusion in our Proxy Statement and Proxy related to that meeting, no later than March 7, 2006 to be considered timely. Such proposals should be sent by certified mail, return receipt requested and addressed to our Secretary at the

Company's principal executive office at 30142 Wixom Road, Wixom, Michigan 48393. If we do not have notice of the matter by that date, our form of proxy in connection with that meeting may confer discretionary authority to vote on that matter, and the persons named in our form of proxy will vote the shares represented by such proxies in accordance with their best judgment.

OTHER BUSINESS

     Neither us nor the members of our Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting of Shareholders, and we and they have no present knowledge that any other matters will be presented for action at the meeting by others. If any other matters properly come before such meeting, however, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ THOMAS E. KLEMA

                                          THOMAS E. KLEMA
                                          Secretary

Wixom, Michigan
April 18, 2005

                                   APPENDIX A
                      ROCKWELL MEDICAL TECHNOLOGIES, INC.

                             1997 STOCK OPTION PLAN

     1. Definitions: As used herein, the following terms shall have the following meanings:

          (a) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations thereunder.

          (b) "Committee" shall mean, (i) with respect to administration of the Plan regarding Participants who are subject to Section 16(a) and (b) of the Exchange Act, a committee meeting the standards of Rule 16b-3 of the Rules and Regulations under the Exchange Act, or any similar successor rule, appointed by the Board of Directors of the Company to perform any of the functions and duties of the Committee under the Plan, or the Board of Directors as a whole, and (ii) with respect to administration of the Plan regarding all other Participants, such committee or the Board of Directors of the Company, as described in clause (i), or such other committee or entity appointed by the Board of Directors of the Company to perform any of the functions and duties of the Committee under the Plan.

          (c) "Common Shares" shall mean the Common Shares, no par value per share, of the Company.

          (d) "Company" shall mean Rockwell Medical Technologies, Inc., a Michigan corporation, or any successor thereof.

          (e) "Discretion" shall mean the sole discretion of the Committee, with no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat any key employee, director, consultant or advisor in a manner consistent with the treatment afforded other key employees, directors, consultants or advisors with respect to the Plan or otherwise.

          (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

          (g) "Incentive Option" shall mean an option to purchase Common Shares which meets the requirements set forth in the Plan and also is intended to be, and qualifies as, an incentive stock option within the meaning of
     Section 422 of the Code.

          (h) "Nonqualified Option" shall mean an option to purchase Common Shares which meets the requirements set forth in the Plan but is not intended to be, or does not qualify as, an incentive stock option within the meaning of the Code.

          (i) "Participant" shall mean any individual designated by the Committee under Paragraph 6 for participation in the Plan.

          (j) "Plan" shall mean this Rockwell Medical Technologies, Inc. 1997 Stock Option Plan.

          (k) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          (l) "Subsidiary" shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of all classes of outstanding voting equity interests.

     2. Purpose of Plan: The purpose of the Plan is to provide key employees (including officers), directors, consultants and advisors of the Company and its Subsidiaries (collectively, "key employees") with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company and its Subsidiaries, to join the interests of key employees, directors, consultants and advisors with the interests of the shareholders of the Company, and to facilitate attracting and retaining key employees, directors, consultants and advisors of exceptional ability.

     3. Administration: The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, the amount of stock to be optioned to each such person, the time such options shall be granted and the terms and conditions of any stock options. Such terms and conditions may, in the Committee's Discretion, include, without limitation, provisions providing for termination of the option, forfeiture of the gain on any option exercises or both if the Participant competes with the Company or otherwise acts contrary to the Company's interests, and provisions imposing restrictions, potential forfeiture or both on shares acquired upon exercise of options granted pursuant to this Plan. The Committee may condition any grant on the potential Participant's agreement to such terms and conditions.

     Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors of the Company, be final and conclusive. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

     4. Indemnification: In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any option granted hereunder to the full extent provided for under the Company's articles of incorporation or bylaws with respect to indemnification of directors of the Company.

     5. Maximum Number of Shares Subject to Plan: The maximum number of shares with respect to which stock options may be granted under the Plan shall be an aggregate of 4,500,000 Common Shares, which may consist in whole or in part of authorized and unissued or reacquired Common Shares. Unless the Plan shall have been terminated, shares covered by the unexercised portion of canceled, expired or otherwise terminated options under the Plan shall again be available for option and sale.

     Subject to Paragraph 16, the number and type of shares subject to each outstanding stock option, the option price with respect to outstanding stock options, the aggregate number and type of shares remaining available under the Plan, and the maximum number and type of shares that may be granted to any Participant in any fiscal year of the Company pursuant to Paragraph 6, shall be subject to such adjustment as the Committee, in its Discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, statutory share exchanges or reorganizations of or by the Company; provided, that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding option.

     6. Participants: The Committee shall determine and designate from time to time, in its Discretion, those key employees (including officers), directors, consultants and advisors of or to the Company or any Subsidiary to whom options are to be granted and who thereby become Participants under the Plan; provided, however, that (a) Incentive Options shall be granted only to employees (as defined in the Code) of the Company or a corporate Subsidiary, to the extent required by Section 422 of the Code, or any successor provision, and (b) no Participant may be granted stock options to purchase more than 500,000 Common Shares in the aggregate in any fiscal year of the Company, subject to any adjustments provided in the final paragraph of Paragraph 5 and in Paragraph 16.

     7. Allotment of Shares: The Committee shall determine and fix the number of Common Shares to be offered to each Participant; provided, that no Incentive Option may be granted under the Plan to any one Participant which would result in the aggregate fair market value, determined as of the date the option is granted, of the underlying stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) exceeding $100,000.

     8. Option Price: Subject to the rules set forth in this Paragraph 8, the Committee, in its Discretion, shall establish the option price at the time any option is granted. With respect to an Incentive Option, such option price shall not be less than 100% of the fair market value of the stock on the date on which such option is granted; provided, that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Company or of any parent or Subsidiary, the option price shall not be less than 110% of the fair market value of the stock subject to the Incentive Option on the date such option is granted. With respect to a Nonqualified Option, the option price shall be not less than the par value, if any, of the Common Shares. Fair market value of a share shall be determined by the Committee and may be determined by using the closing sale price of the Company's stock on any exchange or other market on which the Common Shares shall be traded on such date, or if there is no sale on such date, on the next following date on which there is a sale, or the average of the closing bid and asked prices in any market or quotation system in which the Common Shares shall be listed or traded on such date. The option price will be subject to adjustment in accordance with the provisions of Paragraphs 5 and 16 of the Plan.

     9. Granting and Exercise of Options: The granting of options under the Plan shall be effected in accordance with determinations made by the Committee pursuant to the provisions of the Plan, by execution of instruments in writing in form approved by the Committee. Such instruments shall constitute binding contracts between the Company and the Participant.

     Subject to the terms of the Plan, the Committee, in its Discretion, may grant to Participants Incentive Options, Nonqualified Options or any combination thereof. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option and the number of shares covered thereby, if any, with respect to which the option is a Nonqualified Option.

     Subject to the terms of the Plan, each option granted under the Plan shall be exercisable at any such time or times or in any such installments as may be determined by the Committee in its Discretion; provided, that the aggregate fair market value (determined as of the date the option is granted) of the underlying stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) shall not exceed $100,000. Except as provided in Paragraph 13, options may be exercised only while the Participant is an employee, director, consultant or advisor of the Company or a Subsidiary.

     Notwithstanding any other term or provision of this Plan, but subject to the requirements of the Code with respect to Incentive Options that are intended to remain Incentive Options, in connection with a Participant ceasing to be an employee of the Company or a Subsidiary for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its Discretion (exercised at the date of the grant of the stock option or after the date of grant), in whole or in part, the time or times or installments with respect to which any option granted under this Plan shall be exercisable in connection with termination of a Participant's employment with the Company or a Subsidiary, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.

     Successive stock options may be granted to the same Participant, whether or not the option or options previously granted to such Participant remain unexercised. A Participant may exercise any option granted under the Plan, if then exercisable, notwithstanding that options granted to such Participant prior to the option then being exercised remain unexercised.

     10. Payment of Option Price: At the time of the exercise in whole or in part of any option granted under this Plan, payment in full in cash, or with the consent of the Committee, in its Discretion, in Common Shares or by a promissory note payable to the order of the Company which is acceptable to the Committee, shall be made by the Participant for all shares so purchased. Such payment may, with the consent of the Committee, in its Discretion, also consist of a cash down payment and delivery of such a promissory note in the amount of the unpaid exercise price. In the Discretion of, and subject to such conditions as may be established by, the Committee, payment of the option price may also be made by the Company retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the option. In the Discretion of the Committee, a Participant may exercise an option, if then exercisable, in whole or in part, by delivery to the Company of written notice of the exercise in such form as the Committee may prescribe, accompanied by irrevocable instructions to a stock broker to promptly deliver to the Company full payment for the shares with respect to which the option is exercised from the proceeds of the stock broker's sale of or loan against some or all of the shares. Such payment may also be made in such other manner as the Committee determines is appropriate, in its Discretion. No Participant shall have any of the rights of a shareholder of the Company under any option until the actual issuance of shares to such Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraphs 5 and 16.

     11. Transferability of Option: Except as otherwise provided in this Paragraph 11, (i) to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, or (ii) to the extent determined by the Committee in its Discretion (either by resolution or by a provision in, or amendment to, the option), (a) no option granted under the Plan to a Participant shall be transferable by such Participant otherwise than
(1) by will, or (2) by the laws of descent and distribution or, (3) with respect to Nonqualified Options only (unless permitted by Section 422 of the Code or any successor section), pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and (b) such option shall be exercisable, during the lifetime of the Participant, only by the Participant.

     The Committee may, in its Discretion, authorize all or a portion of the options to be granted to an optionee to be on terms which permit transfer by such optionee to, and the exercise of such option by, (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or
(iv) such other persons or entities as determined by the Committee, in its Discretion, on such terms and conditions as the Committee, in its Discretion, may determine; provided, that (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Paragraph 11, and
(z) subsequent transfers of transferred options shall be prohibited except for transfers the original optionee would be permitted to make (if he or she were still the owner of the option) in accordance with this Paragraph 11.

     Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately before transfer, provided, that for purposes of Paragraphs 9, 10, 14, 16 and 18 the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment of Paragraph 13 shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods, specified in Paragraph 13. The original optionee shall remain subject to withholding taxes and related requirements upon exercise provided in Paragraph 15. The Company shall have no obligation to provide any notice to any transferee, including, without limitation, notice of any termination of the option as a result of termination of the original optionee's employment with, or other service to, the Company.

     12. Continuance of Employment; No Right to Continued Employment: The Committee may require, in its Discretion, that any Participant under the Plan to whom an option shall be granted shall agree in writing as a condition of the granting of such option to remain in his or her position as an employee, director, consultant or advisor of the Company or a Subsidiary for a designated minimum period from the date of the granting of such option as shall be fixed by the Committee.

     Nothing contained in the Plan or in any option granted pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment, consultation or other service by or to the Company or a Subsidiary nor interfere in any way with the right of the Company or a Subsidiary to terminate such person's employment, consultation or other service at any time.

     13. Termination of Employment; Expiration of Options: Subject to the other provisions of the Plan, including, without limitation, Paragraphs 9 and 16 and this Paragraph 13, all rights to exercise options shall terminate when a Participant ceases to be an employee, director, consultant or advisor of or to the Company or a Subsidiary for any cause, except that the Committee may, in its Discretion, permit the exercise of all or any portion of the options granted to such Participant

          (i) for a period not to exceed three months following such termination with respect to Incentive Options that are intended to remain Incentive Options if such termination is not due to death or permanent disability of the Participant,

          (ii) for a period not to exceed one year following termination of employment with respect to Incentive Options that are Intended to remain Incentive Options if termination of employment is due to the death or permanent disability of the Participant, and

          (iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or Incentive Options that are not intended to remain Incentive Options,

all subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion. In no event, however, shall an option be exercisable after its expiration date, and, unless the Committee in its Discretion determines otherwise (pursuant to Paragraph 9 or Paragraph 16), an option may only be exercised after termination of a Participant's employment, consultation or other service by or to the Company to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination. The Committee may evidence the exercise of its Discretion under this Paragraph 13 in any manner it deems appropriate, including by resolution or by a provision in, or amendment to, the option.

     If not sooner terminated, each stock option granted under the Plan shall expire not more than 10 years from the date of the granting thereof; provided, that with respect to an Incentive Option granted to a Participant who, at the time of the grant, owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of all classes of stock of the Company or of any parent or Subsidiary, such option shall expire not more than 5 years after the date of granting thereof.

     14. Investment Purpose: If the Committee in its Discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any exercise of any option granted under the Plan or any portion thereof and as a condition to the Company's obligation to deliver certificates representing the shares subject to exercise, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, representing and warranting that the Participant's purchase of Common Shares upon exercise thereof shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent sale or offer for sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act, which Registration Statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the availability of such exemption. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant upon exercise of any option granted under the Plan.

     15. Withholding Payments: If upon the exercise of any Nonqualified Option or a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Company or a Subsidiary any amount for income tax withholding, in the Committee's Discretion, either the Participant shall pay such amount to the Company, or the amount of Common Shares delivered by the Company to the Participant shall be appropriately reduced, to reimburse the Company or such Subsidiary for such payment. The Company or any of its Subsidiaries shall have the right to withhold the amount of such taxes from any other sums or property due or to become due from the Company or any of its Subsidiaries to the Participant upon such terms and conditions as the Committee shall prescribe. The Company may also defer issuance of the stock upon exercise of such option until payment by the

Participant to the Company of the amount of any such tax. The Committee may, in its Discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Shares delivered or deliverable by the Company upon exercise of a stock option appropriately reduced, or by electing to tender Common Shares back to the Company subsequent to exercise of a stock option to reimburse the Company or such Subsidiary for such income tax withholding, subject to such rules and regulations, if any, as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

     16. Extraordinary Transactions: In case the Company (i) consolidates with or merges into any other corporation or other entity and is not the continuing or surviving entity of such consolidation or merger, or (ii) permits any other corporation or other entity to consolidate with or merge into the Company and the Company is the continuing or surviving entity but, in connection with such consolidation or merger, the Common Shares are changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other corporation or other person or entity, or (iv) dissolves or liquidates, or (v) effects a capital reorganization or reclassification in such a way that holders of Common Shares shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for the Common Shares, then, and in each such case, proper provision shall be made so that, each Participant holding a stock option upon the exercise of such option at any time after the consummation of such consolidation, merger, transfer, dissolution, liquidation, reorganization or reclassification (each transaction, for purposes of this Paragraph 16, being herein called a "Transaction"), shall be entitled to receive (at the aggregate option price in effect for all Common Shares issuable upon such exercise immediately prior to such consummation and as adjusted to the time of such Transaction), in lieu of Common Shares issuable upon such exercise prior to such consummation, the stock and other securities, cash and assets to which such Participant would have been entitled upon such consummation if such Participant had so exercised such stock option in full immediately prior thereto (subject to adjustments subsequent to such Transaction provided for in Paragraph 5).

     Notwithstanding anything in the Plan to the contrary, in connection with any Transaction and effective as of a date selected by the Committee, which date shall, in the Committee's judgment, be far enough in advance of the Transaction to permit Participants holding stock options to exercise their options and participate in the Transaction as a holder of Common Shares, the Committee, acting in its Discretion without the consent of any Participant, may effect one or more of the following alternatives with respect to all of the outstanding stock options (which alternatives may be made conditional on the occurrence of the applicable Transaction and which may, if permitted by law, vary among individual Participants): (a) accelerate the time at which stock options then outstanding may be exercised so that such stock options may be exercised in full for a limited period of time on or before a specified date fixed by the Committee after which specified date all unexercised stock options and all rights of Participants thereunder shall terminate; (b) accelerate the time at which stock options then outstanding may be exercised so that such stock options may be exercised in full for their then remaining term; or (c) require the mandatory surrender to the Company of outstanding stock options held by such Participants (irrespective of whether such stock options are then exercisable) as of a date, before or not later than sixty days after such Transaction, specified by the Committee, and in such event the Company shall thereupon cancel such stock options and shall pay to each Participant an amount of cash equal to the excess of the fair market value of the aggregate Common Shares subject to such stock option, determined as of the date such Transaction is effective, over the aggregate option price of such shares, less any applicable withholding taxes; provided, however, the Committee shall not select an alternative (unless consented to by the Participant) such that, if a Participant exercised his or her accelerated stock option pursuant to alternative (a) or (b) and participated in the Transaction or received cash pursuant to alternative (c), the alternative would result in the Participant's owing any money by virtue of the operation of
Section 16(b) of the Exchange Act. If all such alternatives have such a result, the Committee shall, in its Discretion, take such action to put such Participant in as close to the same position as such Participant would have been in had alternative (a), (b) or (c) been selected but without resulting in any payment by such Participant pursuant to Section 16(b) of the Exchange Act. Notwithstanding the foregoing, with the consent of affected Participants, each with respect to such Participant's option only, the Committee may in lieu of the foregoing make such provision with respect to any Transaction as it deems appropriate.

     17. Effectiveness of Plan: This Plan shall be effective on the date the Board of Directors of the Company adopts this Plan, provided, that the shareholders of the Company approve the Plan within 12 months before or after its adoption by the Board of Directors. Options may be granted before shareholder approval of this Plan, but each such option shall be subject to shareholder approval of this Plan. No option granted under this Plan shall be exercisable unless and until this Plan shall have been approved by the Company's shareholders.

     18. Termination, Duration and Amendments to the Plan: The Plan may be abandoned or terminated at any time by the Board of Directors of the Company. Unless sooner terminated, the Plan shall terminate on the date ten years after the earlier of its adoption by the Board of Directors or its approval by the shareholders of the Company, and no stock options may be granted under the Plan thereafter. The termination of the Plan shall not affect the validity of any option which is outstanding on the date of termination.

     For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Company, to amend or revise the terms of this Plan or any option agreement under this Plan at any time; provided, however, that (i) to the extent required by Section 162(m) of the Code and related regulations, or any successor rule, but only with respect to amendments or revisions affecting Participants whose compensation is subject to Section 162(m) of the Code, and to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, no such amendment or revision shall increase the maximum number of shares in the aggregate which are subject to this Plan (subject, however, to the provisions of Paragraphs 5 and 16) without the approval or ratification of the shareholders of the Company, and (ii) no such amendment or revision shall change the option price (except as contemplated by Paragraphs 5 and 16) or alter or impair any option which shall have been previously granted under this Plan, in a manner adverse to a Participant, without the consent of such Participant.

     As adopted by the Board of Directors on July 15, 1997, amended by the Board of Directors as of April 7, 1999, and further amended by the Board of Directors on January 25, 2001, further amended by the Board of Directors on October 11, 2001, further amended by the Board of Directors on April 1, 2003, further amended by the Board of Directors on June 18, 2003, further amended by the Board of Directors on March 31, 2004, and further amended by the Board of Directors on March 21, 2005.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                       ROCKWELL MEDICAL TECHNOLOGIES, INC.

                                  MAY 26, 2005







                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

                             | Please detach along perforated line and mail in the envelope provided. |


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PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/
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                                                   |
                                                   |                                                             FOR AGAINST ABSTAIN
 1. Election of Class II Director:                 |  2. Approval of an amendment to the Rockwell Medical        / /   / /     / /
                                                   |     Technologies, Inc. 1997 Stock Option Plan to increase
                                                   |     the number of Common Shares reserved for issuance
                 NOMINEE:                          |     pursuant to the exercise of options granted under the
/ / FOR                 Kenneth L. Holt            |     1997 Stock Option Plan by 600,000 shares, from
                                                   |     3,900,000 to 4,500,000 shares.
/ / WITHHOLD AUTHORITY                             |
                                                   |  3. In their discretion with respect to any other matters
                                                   |     that may properly come before the meeting.
                                                   |
                                                   |
                                                   |  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH
                                                   |  THE SPECIFICATIONS MADE HEREIN. THE SHARES REPRESENTED BY THIS PROXY
                                                   |  WILL BE VOTED FOR PROPOSAL 1 AND 2 IF NO INSTRUCTIONS TO THE CONTRARY
                                                   |  ARE INDICATED OR IF NO INSTRUCTION IS GIVEN.
                                                   |
                                                   |  PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED
                                                   |  ENVELOPE.
                                                   |
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To change the address on your account, please      |
check the box at right and indicate your new  / /  |
address in the address space above. Please         |
note that changes to the registered name(s)        |
on the account may not be submitted via            |
this method.                                       |
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Signature of Shareholder _______________________ Date: __________ Signature of Shareholder ________________________ Date: __________


NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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






















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                                                                      0      []





                                      PROXY

                       ROCKWELL MEDICAL TECHNOLOGIES, INC.

            BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING MAY 26, 2005

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     OF ROCKWELL MEDICAL TECHNOLOGIES, INC.

The undersigned hereby appoints Robert L. Chioini and Thomas E. Klema, and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the Common
Shares, no par value per share, of the undersigned in Rockwell Medical
Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on May 26, 2005, and at any and all adjournments thereof.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)




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